                                                                   EXHIBIT 10.5

                             EMPLOYMENT AGREEMENT
                             --------------------

                                    PARTIES
                                    -------


     This Employment Agreement (this "Agreement"), dated as of the 26th day of March, 1998, is entered into by and between CardioTech International, Inc., a Massachusetts corporation having its principal place of business at 11 State Street, Woburn, Massachusetts 01801 (the "Company"), and Michael Szycher, Ph.D., an individual with an address at 2 Durham Drive, Lynnfield, Massachusetts 01940 (the "Executive").

                              TERMS OF AGREEMENT
                              ------------------

     In consideration of this Agreement and the continued employment of the Executive by the Company, the parties agree as follows:

     1.   Employment.  The Company hereby employs the Executive, on a full-time
          ----------
basis, to act as Chief Executive Officer of the Company and to perform such acts and duties and furnish such services to the Company in connection with and related to that position as is customary for persons with similar positions in like companies, and as the Board of Directors of the Company (the "Board") shall from time to time reasonably direct. The Executive shall be an officer of the Company. The Company also agrees to use its best efforts to cause the Executive to be elected a member, and the Chairman, of the Board. The Executive hereby accepts said employment. The Executive shall use his best and most diligent efforts to promote the interests of the Company; shall discharge his duties in a highly competent manner; and shall devote his full business time and his best business judgment, skill and knowledge to the performance of his duties and responsibilities hereunder. The Executive shall report directly to the Board. Nothing contained herein shall preclude the Executive from devoting incidental and insubstantial amounts of time to activities other than the business of the Company.

     2.   Term of Employment.  The Company agrees to employ the Executive for
          ------------------
the period commencing on May 13, 1998 and ending on May 13, 2000 (the "Employment Period"). Notwithstanding the foregoing, both the Executive and the Company shall have the right to terminate the Executive's employment under this Agreement upon thirty (30) days written notice to the other party, subject to the Company's obligation to pay severance benefits under certain circumstances as provided in Sections 3.6 and 3.7 hereof. If the Executive shall remain in the employ of the Company beyond the Employment Period, in the absence of any other express agreement between the parties, this Agreement shall be deemed to continue on a month-to-month basis (the "Extended Employment Period").

     3.   Compensation and Benefits; Disability.
          -------------------------------------

          3.1.   Salary.  During the Executive's employment, the Company shall
                 ------
pay the Executive an annualized base salary of One Hundred Eighty-Seven Thousand Five Hundred Forty-Eight Dollars ($187,548) (the "Base Salary"), payable in equal installments pursuant to the Company's customary payroll policies in force at the time of payment (but in no event less frequently than monthly), less required payroll deductions and state and federal withholdings. The Base Salary may be adjusted from time to time in the sole discretion of the Board, except that the Executive, if a Director, shall not be entitled to vote thereon. The Base Salary shall be reviewed annually by the Board.

          3.2.   Bonus Payment.  During the Employment Period, the Executive may
                 -------------
receive, in the sole discretion of the Compensation Committee of the Board (the "Compensation Committee"), an annual bonus payment in an amount, if any, to be determined by the Compensation Committee, except that the Executive, if a member of the Compensation Committee, shall not be entitled to vote thereon.

          3.3.   Executive Benefits.  During the Employment Period, the
                 ------------------
Executive shall receive such benefits as are customarily provided to other officers and employees of the Company, including but not limited to the following benefits:

          (a)    Health Insurance.  Non-contributory health insurance pursuant
                 ----------------
to a Freedom Care policy or substantially similar policy; and

          (b)    Life Insurance.  Life insurance on the life of the Executive
                 --------------
with an Executive-directed beneficiary in the amount of one hundred fifty percent (150%) of the Base Salary.

          3.4.   Vacation.  The Executive may take four weeks of paid vacation
                 --------
during each year at such times as shall be consistent with the Company's vacation policies and (in the Board's judgment) with the Company's vacation schedule for officers and other employees.

          3.5.   Disability or Death.   If during the Employment Period, the
                 -------------------
Executive shall (i) become ill, disabled or otherwise incapacitated so as to be unable to perform his usual duties (a) for a period in excess of one hundred twenty (120) consecutive days or (b) for more than one hundred eighty (180) days in any consecutive twelve (12) month period, or (ii) die, then the Company shall have the right to terminate this Agreement, in accordance with applicable laws, on thirty (30) days written notice to the Executive or his estate.

          3.6.   Severance Payment.  In the event (i) the Company terminates
                 -----------------
this Agreement without Cause (i.e., other than pursuant to Section 3.5 or Section 4 hereof) at any time (including during the Extended Employment Period, or (ii) the Executive terminates his employment for Good Reason following a Change in Control of the Company, or (iii) the Company fails to renew this Agreement within two (2) years following the occurrence of a Change in Control, the Company shall pay the Executive a severance payment equal to the Executive's then current Base Salary multiplied by 2.99; such severance payment to be adjusted to the extent necessary to avoid such payment being treated as an "excess parachute payment" for purposes of Section 280G of the Internal Revenue Code of 1986.

     "Good Reason" shall mean, during the nine (9) month period following a Change in Control, (1) a good faith determination by the Executive that as a result of such Change in Control he is not able to discharge his duties effectively or (2) without the Executive's express written consent, the occurrence of any of the following circumstances: (a) the assignment to the Executive of any duties inconsistent (except in the nature of a promotion) with the position in the Company that he held immediately prior to the Change in Control or a substantial adverse alteration in the nature or status of his position or responsibilities or the conditions of his employment from those in effect immediately prior to the Change in Control; (b) a reduction by the Company in the Base Salary as in effect on the date of the Change in Control;
(c) the Company's requiring the Executive to be based more than twenty-five (25) miles from the Company's offices at which he was principally employed immediately prior to the date of the Change in Control except for required travel on the Company's business to an extent substantially consistent with his present business travel obligations; or (d) the failure by the Company to continue in effect any material compensation or benefit plan in which the Executive participates immediately prior to the Change in Control unless an equitable arrangement (embodied in an ongoing substitute or alterative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alterative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, than existed at the time of the Change in Control. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

     For purposes of this Agreement, a "Change in Control" shall occur or be deemed to have occurred only if any of the following events occur:
(i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than any majority owned subsidiary thereof, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any trustee or other fiduciary of a trust treated for federal income tax purposes as a grantor trust of which the Company is the grantor, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities on any matter which could come before its stockholders for approval; (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          3.7.   Benefits After Termination.  Except as otherwise required by
                 --------------------------
law, the Executive shall not be entitled to any employee benefits provided under
Section 3.3 hereof after termination of the employment of the Executive, whether or not severance pay is being provided, except that if the Executive is entitled to the severance payment described in Section 3.6 of this Agreement, (i) the Company shall continue in full force and effect, at its expense, the life insurance provided for in Section 3.3(b) hereof for a period of one (1) year after termination of the Executive's employment hereunder or until the Executive becomes employed, whichever first occurs, and (ii) during the six (6) month period following the termination of the Executive's employment, the Company shall reimburse the Executive for out-of-pocket health insurance expenses incurred by the Executive pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1986 ("COBRA"). If the Executive elects not to maintain health insurance pursuant to COBRA, the Company is under no obligation to reimburse the Executive for his otherwise elected coverage. The Executive shall be obligated to give the Company prompt notice of his employment.

     4.   Discharge for Cause.  The Company may discharge the Executive and
          -------------------
terminate his employment under this Agreement for Cause without further liability to the Company by a majority vote of the Board, except that Executive, if a Director, shall not be entitled to vote thereon. As used in this Agreement, "Cause" shall mean any or all of the following:

          (a) misconduct of the Executive during the course of his employment which is materially injurious to the Company and which is brought to the attention of the Executive promptly after discovery by the Company, including but not limited to, theft or embezzlement from the Company, the intentional provision of services to competitors of the Company, or improper disclosure of proprietary information, but not including any act or failure to act by the Executive that he believed in good faith to be proper conduct not adverse to his duties hereunder;

          (b) willful disregard or neglect by the Executive of his duties or of the Company's interests that continues after being brought to the attention of the Executive;

          (c) unavailability (except as provided in Section 3.5 hereof) of the Executive to substantially perform the duties provided for herein;

          (d) conviction of a fraud or felony or any criminal offense involving dishonesty, breach of trust or moral turpitude during the Executive's employment;

          (e) the Executive's breach of any of the material terms of this Agreement (including the failure of the Executive to discharge his duties in a highly competent manner) or any of the agreements executed in connection herewith as enumerated in

Section 10.1 hereof.

     In the event the Company exercises its right to terminate the Executive's employment under this Section 4, the Executive shall not be entitled to receive any severance pay or other termination benefits, except as required by law.

     5.   Termination Without Cause.  The Company may terminate this Agreement
          -------------------------
without Cause, without further liability to the Company except as set forth in Sections 3.6 and 3.7 hereof, by a majority vote of the Board. The Executive, if a Director, shall not be entitled to vote on the termination of this Agreement without Cause.

     6.   Expenses.  Pursuant to the Company's customary policies in force at
          --------
the time of payment, the Executive shall be promptly reimbursed, against presentation of vouchers or receipts therefor, for all authorized expenses properly incurred by him on the Company's behalf in the performance of his duties hereunder.

     7.   Additional Agreements.  Upon execution of this Agreement, the
          ---------------------
Executive shall execute and deliver to the Company an Agreement Not to Compete (the "Noncompetition Agreement") and a Confidential and Proprietary Information Agreement (the "Confidential and Proprietary Information Agreement"), substantially in the forms attached hereto as Exhibits A and B. The agreements
                                              ----------------
attached hereto as Exhibits A and B shall survive the expiration of or
                   ----------------
termination of this Agreement and the termination of Executive's employment with the Company for any reason.

     8.   Arbitration.  All disputes and claims relating to this Agreement and
          -----------
the rights, obligations and performance of the parties hereto shall be settled by a single arbitrator sitting in Boston, Massachusetts under the applicable rules of the American Arbitration Association.

     9.   Notices.  Any notice of communication given by any party hereto to the
          -------
other party or parties shall be in writing and personally delivered, mailed by certified mail, return receipt requested, postage prepaid, or delivered by a recognized overnight carrier, to the addresses provided above. All notices shall be deemed given when actually received. Any person entitled to receive notice (or a copy thereof) may designate in writing, by notice to the others, another address to which notices to such person shall thereafter be sent.

     10.  Miscellaneous.
          -------------

          10.1.  Entire Agreement.  This Agreement contains
                 ----------------
the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between the parties with respect to such subject matter; provided, however, that nothing in this Agreement shall affect the Executive's or the Company's obligations under the Noncompetition Agreement or the Confidential and Proprietary Information Agreement each dated as of May 13, 1996, between the parties hereto.

          10.2.  Amendment; Waiver.  This Agreement may not be amended,
                 -----------------
supplemented, cancelled or discharged, except by written instrument executed by the party affected thereby. No failure to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof. No waiver of any breach of any provision of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provisions.

          10.3.  Binding Effect; Assignment.  The rights and obligations of this
                 --------------------------
Agreement shall bind and inure to the benefit of any successor of the Company by reorganization, merger or consolidation, or any assignee of all or substantially all of the Company's business and properties. The Executive's rights or obligations under this Agreement may not be assigned by the Executive; except that the Executive's right to compensation to the earlier of the date of death, disability pursuant to Section 3.5 hereof, or termination of actual employment, shall pass to the Executive's executor or administrator.

          10.4.  Headings.  The headings contained in this Agreement are for
                 --------
reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          10.5.  Governing Law; Interpretation.  This Agreement shall be
                 -----------------------------
construed in accordance with and governed for all purposes by the laws and public policy of the Commonwealth of Massachusetts applicable to contracts executed and to be wholly performed within such Commonwealth. Service of process in any dispute shall be effective (a) upon the Company, if service is made on any officer of the Company other than the Executive; (b) upon the Executive, if served at the Executive's residence last known to the Company with an information copy to the Executive at any other residence, or in care of a subsequent employer of which the Company may be aware.

          10.6.  Further Assurances.  Each of the parties agrees to execute,
                 -------------------
acknowledge, deliver and perform, or cause to be executed, acknowledged, delivered or performed, at any time, or from time to time, as the case may be, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be necessary or proper to carry out the provisions or intent of this Agreement.

          10.7.  Severability.  If any one or more of the terms, provisions,
                 ------------
covenants or restrictions of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be determined by a court of competent jurisdiction to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting or reducing it so as to be enforceable to the extent compatible with then applicable law.

                                   EXECUTION
                                   ---------

     The parties executed this Agreement as a sealed instrument as of the date first above written, whereupon it became binding in accordance with its terms.


                                             CARDIOTECH INTERNATIONAL, INC.


                                             By: /s/ John E. Mattern
                                                ----------------------------
                                                John E. Mattern
                                                Chief Operating Officer,
                                                Chief Financial Officer and
                                                Clerk

                                             EXECUTIVE


                                             /s/ Michael Szycher, Ph.D.
                                             -------------------------------
                                             Michael Szycher, Ph.D.


Attachments:

     Exhibit A:     Noncompetition Agreement
     ---------
     Exhibit B:     Confidential and Proprietary Information
     ---------
                       Agreement

                                   EXHIBIT A

                           AGREEMENT NOT TO COMPETE
                           ------------------------

     I recognize that CardioTech International, Inc., a Massachusetts corporation (the "Company", which term shall include its subsidiaries and affiliated entities), desires to retain me in its employ and that the Company wishes to ensure that I do not compete with the Company, as specified below, in the event my employment with the Company is terminated.

     In consideration of the Company's employment or continued employment of me, I agree as follows:

     1. I will not, for a period of one (1) year commencing with the termination of my employment with the Company, engage (directly or indirectly) in any activities or render any services similar or reasonably related to those in which I shall have engaged or those which I shall have rendered as an employee of the Company during any part of the two-year period preceding my termination for any trade or business which directly competes with the Company in any place where the Company does or may do business in any line of business engaged in (or planned to be engaged in) by the Company, whether now existing or hereafter established, nor shall I engage in such activities nor render such services for any other person or entity engaged or about to become engaged in such activities to, for or on behalf of any such trade or business.

     2. I agree that for a period of one (1) year following termination of my employment with the Company, I will not solicit or in any manner encourage employees of the Company to leave their employ. I further agree that during such period I will not offer or cause to be offered employment to any person who was employed by the Company at any time during the six (6) months prior to the termination of my employment with the Company.

     3. For purposes of this Agreement, "termination of employment" shall mean voluntary termination by me or termination by the Company for "cause" (as that term is defined in an Employment Agreement of even date herewith between me and the Company).

     4. I understand that nothing in this Agreement shall affect my obligations under the "Confidential and Proprietary Information Agreement" between the Company and myself of even date herewith.

     5. I agree that in addition to any other rights and remedies available to the Company for any breach by me of my obligations hereunder, the Company shall be entitled to enforcement of my obligations hereunder by court injunction.

     6. If any provision of this Agreement shall be declared invalid, illegal or unenforceable, then such provision shall be enforceable to the extent that a court shall deem it reasonable to enforce such provision. If such provision shall be unreasonable to enforce to any extent, such provision shall be severed from this Agreement and all remaining provisions shall continue in full force and effect.

     This Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF I have executed this Agreement under seal as of the date below.

Dated:  March 27, 1998                       /s/ Michael Szycher, Ph.D.
                                             -----------------------------------
                                             Michael Szycher, Ph.D.

ACCEPTED AND AGREED TO:

CardioTech International, Inc.

By: /s/ John E. Mattern
   ---------------------------------
   John E. Mattern
   Chief Operating Officer,
   Chief Financial Officer and Clerk

                                   EXHIBIT B

                                 FOR EMPLOYEES
                                 -------------
              CONFIDENTIAL AND PROPRIETARY INFORMATION AGREEMENT
              --------------------------------------------------


     In consideration of my employment by CardioTech International, Inc., a Massachusetts corporation (the "Company"), I hereby agree as follows:

     1. I will make full and prompt disclosure to the Company of all inventions, improvements, modifications, discoveries, methods, data, ideas and developments (all of which are collectively termed "developments" hereinafter), whether patentable or not, made or conceived or reduced to practice or learned by me either alone or jointly with others or under my direction during the period of my employment, whether or not made or conceived during normal working hours or on the premises of the Company. I do not have any developments other than those I have already disclosed to you.

     2. I agree that all developments covered by Paragraph 1 shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents and other rights in connection therewith. I hereby assign to the Company any rights in connection therewith. I hereby assign to the Company any rights I may have or acquire in all developments. I further agree as to all developments to assist the Company in every proper way (but at the Company's expense) to obtain and from time to time enforce patents in developments in any and all countries, and to that end I will execute all documents for use in applying for and obtaining such patents thereon and enforcing same, as the Company may desire, together with any assignments thereof to the Company or persons designated by it. My obligation to assist the Company in obtaining and enforcing patents for developments in any and all countries shall continue beyond the termination of my employment, but the Company shall compensate me at a reasonable rate after such termination for time actually spent by me at the Company's request on such assistance.

          I understand that this Paragraph 2 does not apply to developments for which no equipment, supplies, facility or trade secret information of the Company was used and which was developed entirely on my own time, and (a) which does not relate (1) to the business of the Company or (2) to the Company's actual or demonstrable anticipated research or development, and (b) which does not result from any work performed by me for the Company, but I agree that the Company shall have a non-exclusive royalty-free license to use such developments for all purposes.

     3. I hereby represent that, to the best of my knowledge, I have no present obligation to assign to any former employer or any other person, corporation or firm, any development covered by Paragraph 2, EXCEPT AS I MAY BE
                                                           --------------------
OBLIGATED TO ASSIGN TO POLYMEDICA INDUSTRIES, INC. ("PMI") DEVELOPMENTS WHICH I
-------------------------------------------------------------------------------
MAY HAVE CONCEIVED WHILE EMPLOYED BY PMI AND WHICH ARE REDUCED TO PRACTICE WHILE
--------------------------------------------------------------------------------
I AM EMPLOYED BY THE COMPANY. I represent that my performance of all the terms
----------------------------
of this Agreement as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement (either written or oral) in conflict herewith.

     4. I will also assign to the Company any and all copyrights and reproduction rights to any material prepared by me in connection with my employment.

     5. I understand as part of the consideration for the offer of employment extended to me by the Company and of my employment or continued employment by the Company, that I have not brought and will not bring with me to the Company or use in the performance of my responsibilities at the Company any materials or documents of a former employer which are not generally available to the public, unless I have obtained written authorization from the former employer for their possession and use. I HAVE BROUGHT WITH ME MATERIALS AND DOCUMENTS OF PMI
                    -----------------------------------------------------
RELATED TO DEVELOPMENTS TRANSFERRED OR LICENSED BY IT TO THE COMPANY.
---------------------------------------------------------------------

          Accordingly, this is to advise the Company that the only materials or documents of a former employer which are not generally available to the public that I have brought or will bring to the Company or have used or will use in my employment are identified on Exhibit A attached hereto, and, as to each such
                             ---------
item, I represent that I have obtained prior to the effective date of my employment with the Company written authorization for their possession and use in my employment with the Company.

     6. During the course of my employment by the Company, I may learn of the Company's confidential information or confidential information entrusted to the Company by other persons, corporations, or firms. The Company's confidential information includes matters not generally known outside the Company, such as developments relating to existing and future products and services marketed or used by the Company and data relating to the general business operations of the Company (e.g., concerning sales, costs, profits, organizations, customer lists, pricing methods, etc.). I agree not to disclose any confidential information of the Company or of such other persons, corporations, or firms to others or to make use of it, except on the Company's behalf, whether or not such information is produced by my own efforts. Also, I may learn of developments, ways of business, etc., which in themselves are generally known, but whose use by the Company is not generally known, and I agree not to disclose to others such use, whether or no such use is due to my own efforts.

     7. At the time I begin my employment and during the term of my employment by the Company, I will not become employed by or act on behalf of any other person, corporation, or firm which is engaged in any business or activity similar to or competitive with that of the Company, unless such employment has been approved by the Company in writing and signed by an appropriate personnel manager of the Company.

     8. In the event that my employment is transferred by the Company to a subsidiary or affiliated company (as the case may be), my employment by such company will, for the purposes of this Agreement, be considered as continued employment by the Company, unless I execute an agreement substantially similar in substance to this Agreement, in which event my employment by the Company shall be deemed to continue until the effective date of said agreement in any such company for which I become employed.

     9. I hereby give the Company and its assigns permission to reasonably use photographs of me, either during or after my employment, with or without using my name, for whatever purposes it deems necessary.

     10. Upon termination of my employment, unless my employment is transferred to a subsidiary or affiliated company of the Company, I agree to leave with the Company all records, drawings, notebooks, and other documents pertaining to the Company's confidential information, whether prepared by me or others, and also any equipment, tools or other devices owned by the Company, then in my possession however such items are obtained, and I agree not to reproduce any document or data relating thereto.

     11. My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination, and shall be binding upon my heirs, executors, and administrators.

     12.  CONTEMPORANEOUSLY WITH entering the employ of the Company I have
          ----------------------
terminated employment with all past employers.

     13.  As a matter of record I have identified on Exhibit B attached hereto
                                                     ---------
all developments relevant to the subject matter of my employment by the Company which have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company which I desire to remove from the operation of this Agreement; and I covenant that such list is complete. If there is no such list on Exhibit B, I represent that I have made no
                                      ---------
such developments at the time of signing this Agreement.

     14. I agree that in addition to any other rights and remedies available to the Company for any breach by me of my obligations hereunder, the Company shall be entitled to enforcement of my obligations hereunder by court injunction.

     15. If any provision of this Agreement shall be declared invalid, illegal or unenforceable, then such provision shall be enforceable to the extent that a court shall deem it reasonable to enforce such provision. If such provision shall be unreasonable to any extent, such provision shall be severed from this Agreement and all remaining provisions shall continue in full force and effect.

     16. This Agreement shall be effective as of the date set forth below next to my signature.

     17. This Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, I have executed this Agreement under seal as of the date below.


Dated:  March 27, 1998                  By: /s/ Michael Szycher, Ph.D.
                                            -------------------------------
                                                  Michael Szycher, Ph.D.

ACCEPTED AND AGREED TO:

CardioTech International, Inc.

By: /s/ John E. Mattern
   -----------------------------------------
    John E. Mattern, Chief Operating Officer,
        Chief Financial Officer and Clerk